                                  [IVY LOGO]

                         IVY CASH RESERVES FUND
                   (formerly, Ivy Money Market Fund)

    Supplement Dated July 2, 2003 to Prospectus Dated April 17, 2003
    (as supplemented on May 12, 2003, May 27, 2003 and June 9, 2003)
   and to the Statement of Additional Information Dated April 17, 2003

1.   Effective June 16, 2003, Ivy Money Market Fund changed its name to
"Ivy Cash Reserves Fund."  Ivy Cash Reserves Fund is now closed to new investors. Additional investments by current shareholders will continue to be accepted.

2.   The Ivy Funds' Prospectus dated April 17, 2003 currently offers only shares of Ivy Cash Reserves Fund. The following Funds were reorganized into other funds on June 16, 2003, and their shares are no longer offered for sale:  Ivy Developing Markets Fund, Ivy Global Fund, Ivy Global Science &
Technology Fund, Ivy International Small Companies Fund, Ivy Growth Fund,
Ivy US Blue Chip Fund, Ivy US Emerging Growth Fund and Ivy Bond Fund.
Shares of the following Funds are offered for sale by another Prospectus dated July 1, 2003 and are no longer offered for sale by the Prospectus dated April 17, 2003: Ivy Cundill Global Value Fund, Ivy European
Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International
Fund, Ivy International Value Fund and Ivy Pacific Opportunities Fund.